UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 27, 2008
IXIA
(Exact name of registrant as specified in its charter)

California	000-31523	95-4635982

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

26601 W. Agoura Road, Calabasas, California	91302

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 818.871.1800

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers;
	Election of Directors; Appointment of Certain Officers;
	Compensatory Arrangements of Certain Officers	1

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Item 5.02	Departure of Directors or Certain Officers;
Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers
On February 27, 2008, Massoud Entekhabi notified the Chairman of the Board of Directors of Ixia (the “Company”) of his decision not to stand for re-election to the Board of Directors at the Company’s Annual Meeting of Shareholders in May 2008. Mr. Entekhabi has advised the Company that he will continue to serve as a director of the Company and as a member of the Board Committees to which he has been appointed until the 2008 Annual Meeting of Shareholders.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ixia
Dated: March 3, 2008	By:	/s/ Ronald W. Buckly
Ronald W. Buckly
Senior Vice President, Corporate Affairs and General Counsel

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